News Release

Investor Contacts:

Crescendo Communications

T: 844-589-8760

mnga@crescendo-ir.com

MagneGas Corporation to Present at the 3rd Annual Disruptive Growth & Healthcare Conference Hosted by RHK Capital and Reed Smith

NEW YORK, NY - May 2, 2018 – MagneGas Corporation (NASDAQ: MNGA), a leading clean technology company in the renewable resources and environmentally solutions industries, today announced that it will be presenting at the 3rd annual Disruptive Growth & Healthcare Conference in New York City on Wednesday, May 9, 2018 at 9:55 AM, Eastern Time. Chief Financial Officer of MagneGas, Scott Mahoney, will be presenting, as well as meeting with investors. Mr. Mahoney will also be presenting on the Disrupting Welding Gas & Ethanol Panel at 8:15 AM on May 9th.

The 2018 Disruptive Growth & Healthcare Conference will offer investors the opportunity to discover companies focusing on solutions for unmet medical needs and growth companies with disruptive technologies and business models.

About MagneGas Corporation

MagneGas® Corporation (MNGA) owns a patented process that converts various renewables and liquid wastes into MagneGas fuels. These fuels can be used as an alternative to natural gas or for metal cutting. The Company’s testing has shown that its metal cutting fuel “MagneGas2®” is faster, cleaner and more productive than other alternatives on the market. It is also cost effective and safe to use with little changeover costs. The Company currently sells MagneGas2® into the metal working market as a replacement to acetylene.

The Company also sells equipment for the sterilization of bio-contaminated liquid waste for various industrial and agricultural markets. In addition, the Company is developing a variety of ancillary uses for MagneGas® fuels utilizing its high flame temperature for co-combustion of hydrocarbon fuels and other advanced applications. For more information on MagneGas®, please visit the Company’s website at http://www.MagneGas.com.

The Company distributes MagneGas2® through Independent Distributors in the U.S and through its wholly owned distributors, ESSI, Green Arc Supply, Trico Welding Supply and Complete Welding of San Diego. ESSI has three locations in Florida, Green Arc has two locations in Texas and one location in Louisiana, Trico has two locations in northern California, and Complete Welding has one location in southern California.

About RHK Capital:

Advisory Group Equity Services, Ltd. (dba RHK Capital) was founded in 1984. RHK Capital is a boutique investment banking firm specializing in small to medium-sized transactions. RHK is led by a management team with extensive financial industry experience and a desire to provide companies and individuals with the tools and expertise to accomplish their financial goals. In addition to investment banking, RHK has grown to include businesses in general securities, emerging market securities, distressed and high yield debt securities, investment management, mortgages, and business lending. As a division of Advisory Group Equity Services (AGES), all securities are offered through Advisory Group Equity Services Ltd., a registered broker-dealer, member of the Financial Industry Regulatory Authority and the Securities Investor Protection Corporation.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events, including our ability to raise capital, or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For a discussion of these risks and uncertainties, please see our filings with the Securities and Exchange Commission. Our public filings with the SEC are available from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.